UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2025

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Securities Purchase Agreement dated July 28, 2025

As previously disclosed in the prospectus on Form 424B3 filed on October 29, 2025 by Profusa, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”), the Company entered into a Securities Purchase Agreement, dated July 28, 2025 (the “Purchase Agreement”) with Ascent Partners Fund LLC (“Ascent”) pursuant to which, the Company may, from time to time and at its discretion, issue and sell to Ascent shares of its common stock (the “Purchased Securities”) for an aggregate purchase price of up to $100,000,000 (the “Maximum Aggregate Purchase Price”), subject to certain limitations and conditions.

On December 22, 2025, the Company entered into Amendment No. 1 (the “SPA Amendment”) to the Purchase Agreement. Pursuant to the SPA Amendment, Section 1.1 of the Purchase Agreement was amended and restated to modify the definition of Floor Price to provide for a Floor Price at or above 11.1 cents ($0.111) per share during the period commencing on the date of the SPA Amendment and ending on, but excluding, the effective date of the reverse stock split expected to be presented to the Company’s stockholders in January 2026 for their approval, if and when such reverse stock split becomes effective (the “Modification Period”). The “Floor Price” as amended and restated means, during the Modification Period, solely with respect to an aggregate number of shares of Common Stock issued and sold as Purchased Securities not to exceed 13,650,000 shares, to be sold at or above 11.1 cents ($0.111) per share and below 14 cents ($0.14). Upon the earliest to occur of (x) the issuance of such aggregate number of 13,650,000 shares as Purchased Securities during the Modification Period or (y) the end of the Modification Period, the Floor Price shall thereafter mean 14 cents ($0.14), the price per share of Common Stock equal to the product obtained by multiplying (x) twenty percent (20%) by (y) the Official Closing Price on July 25, 2025, in each case as further adjusted to reflect any reduction (but excluding any increase) in the price per share of Common Stock caused by any reorganization, recapitalization, non-cash dividend, share split or other similar transaction, all as provided in this Agreement. The modified Floor Price of 11.1 cents ($0.111) per share applies only during the Modification Period and only up to the 13,650,000 share cap relating to shares issued and sold below 14 cents ($0.14), and the unmodified definition applies to all other times and shares.

The foregoing description of Amendment No. 1 to the Securities Purchase Agreement is a summary only and does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amendment No. 2 to Amended Senior Secured Convertible Promissory Note

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on February 18, 2025, in connection with the closing of the First Tranche, the Company entered into a Senior Secured Convertible Promissory Note, dated February 11, 2025 (the “Note”) with Ascent pursuant to a Securities Purchase Agreement, dated February 11, 2025, by and between the Company and Ascent. As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on August 26, 2025, the Company entered into Amendment No. 1 (the “Note Amendment”) to the Note, which modified the terms of the Note, specifically amending Section 4(b) to revise the conversion price provisions on any conversion date to be the lower of (i) the Conversion Price on such date and (ii) ninety-five percent (95%) of the lowest daily volume weighted average price (“VWAP”) for the Company’s common stock during the ten consecutive trading days immediately preceding the applicable conversion date (the “Alternate Conversion Price”), provided that in no event shall the conversion price be less than the Floor Price of twenty percent (20%) of the closing sale price of the common stock on the principal trading market on the trading day immediately preceding the Amendment’s effective date.

On December 22, 2025, the Company entered into Amendment No. 2 (the “Second Note Amendment”) to the Note. The Second Note Amendment modifies the terms of the Note, specifically amending (i) Section 2(a) of the Note to eliminate the amortization provisions and related payments, a change that the parties intended to include in Amendment No.1 and that was inadvertently omitted from Amendment No.1, (as well as conforming changes to other sections of the Note); and (ii) Section 2(b) to revise the Mandatory Prepayment Amount for any Subsequent Offering that is an Equity Line of Credit to thirty-three and three tenths percent (33.3%) of the net proceeds of such Equity Line of Credit.

The foregoing description of Amendment No. 2 to the Senior Secured Convertible Promissory Note is a summary only and does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Note Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference. Defined terms used in the foregoing summary, but not otherwise defined, have the respective meanings ascribed to them in the Note, the form of which is filed as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit	Description
10.1	Amendment No. 1, dated December 22, 2025, to the Securities Purchase Agreement dated July 28, 2025, by and between Profusa, Inc. and Ascent Partners Fund LLC.
10.2	Amendment No. 2, dated December 22, 2025, to the Senior Secured Convertible Promissory Note issued by Profusa, Inc. on February 11, 2025, for the benefit of Ascent Partners Fund LLC.
10.3	Form of Amended Senior Secured Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 23, 2025	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

3